LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 24, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following information supplements and replaces any information to the contrary in the Prospectus that appears in the section titled “More on fund management”:

QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA” or the “subadviser”) provides the day-to-day portfolio management of each fund, except for the management of a certain portion of the cash and short-term instruments of each fund.

Western Asset Management Company (“Western Asset”) manages the portion of the cash and short-term instruments of each fund allocated to it.

The following information supplements the disclosure in the Statement of Additional Information (the “SAI”) that appears in the section titled “Investment Practices and Risk Factors – Money Market Instruments”:

Each fund may invest in money market funds managed by LMPFA or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. A fund may lose money on its investment in money market funds. If a fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the fund. If a fund invests in money market funds that are managed by LMPFA or its affiliates, it is possible that a conflict of interest among the fund and the affiliated funds could affect how the fund’s manager and its affiliates fulfill their fiduciary duty to the fund and the affiliated funds.

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Investment Management and Other Services: Subadvisory Arrangements”:

Western Asset manages the portion of each fund’s cash and short-term instruments allocated to it, pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”).

The following information supplements and replaces any information to the contrary in the SAI that appears in the section titled “Portfolio Transactions”:

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions and Western Asset manages the portion of each fund’s cash and short-term instruments allocated to it.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON PARTNERS EQUITY TRUST
QS Legg Mason Lifestyle Allocation 30%	June 1, 2014
QS Legg Mason Lifestyle Allocation 50%	June 1, 2014
QS Legg Mason Lifestyle Allocation 70%	June 1, 2014
QS Legg Mason Lifestyle Allocation 85%	June 1, 2014

Please retain this supplement for future reference.

QSIN108752

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